 Third Quarter 2013 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Forward-Looking Statements  The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, economic and industry outlook, and pending acquisition of Carmanah Design and Manufacturing Inc. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s quarterly report on Form 10-Q for the period ended June 29, 2013. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; commodity and component price increases or shortages; international sales and operations; our acquisition strategy; our ability to consummate the pending acquisition, to successfully integrate the acquired business and realize anticipated benefits of the acquisition; the future performance of the oriented strand board industry and housing markets; general economic conditions; our internal growth strategy; fluctuations in currency exchange rates; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Use of Non-GAAP Financial Measures  In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of acquisitions and foreign currency translation, adjusted operating income, earnings before interest, taxes, depreciation, and amortization (EBITDA), and adjusted EBITDA.A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2013 third quarter earnings press release issued November 4, 2013, which is available in the Investors section of our website at www.kadant.com under the heading Investor News.

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   BUSINESS REVIEW  Jonathan W. PainterPresident & CEO

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Q3 2013 Financial Highlights  ($ Millions, except per share amounts)  Q3 2013  Q3 2012  % CHANGE  Revenue  $91.3  $86.6  5.4%  Gross Margin  43.9%  43.4%  n.m.  Operating Income  $9.9  $9.9  n.m.  Diluted EPS1  $0.57  $0.66  -13.6%  Bookings  $81.6  $69.3  17.7%  Net Cash (cash less debt)  $58.7  $41.5  41.3%  1 Diluted EPS is from continuing operations.  Percent change calculated using actual numbers reported in our Q3 2013 earnings release dated November 4, 2013.

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Q3 2013 Revenue By Product Line  ($ Millions)  Q3 2013  Q3 2012  % CHANGE  EXCL. FX  Stock-Preparation  $38.8  $34.5  12.6%  9.4%  Doctoring, Cleaning, & Filtration  $28.8  $27.1  6.3%  5.4%  Fluid-Handling  $21.8  $23.6  -7.6%  -8.4%  Fiber-based Products  $1.9  $1.4  33.1%  33.1%  TOTAL  $91.3  $86.6  5.4%  3.7%  Percent change calculated using actual numbers reported in our Q3 2013 earnings release dated November 4, 2013.

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Q3 2013 Bookings By Product Line  Percent change calculated using actual numbers reported in our Q3 2013 earnings release dated November 4, 2013.  ($ Millions)  Q3 2013  Q3 2012  % CHANGE  EXCL. FX  Stock-Preparation  $25.8  $23.7  9.1%  6.9%  Doctoring, Cleaning, & Filtration  $29.2  $24.1  21.1%  19.9%  Fluid-Handling  $24.8  $20.4  21.2%  20.7%  Fiber-based Products  $1.8  $1.1  65.7%  65.7%  TOTAL  $81.6  $69.3  17.7%  16.4%

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Bookings and Revenues  US$ (millions)

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Parts and Consumables Bookings and Revenues  US$ (millions)

# Carmanah Design & Manufacturing Inc.

- Leading manufacturer of equipment used to debark and cut logs into thin strands that are pressed into engineered Oriented Strand Board (OSB)
- OSB wood panels are used in construction and an expanding number of industrial applications
- OSB is an innovative and environmentally friendly structural wood panel that performs a similar function to plywood but at a lower cost
- Based outside Vancouver, British Columbia



*Canadian dollars*

| | |
|---|---|
| Revenues | $29 million |
| EBITDA* | $ 7 million |
| Purchase Price | $54 million |

* Includes CAD 1 million in non-recurring expenses.

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 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   OSB Production Process  Log hauling and sorting  Jackladder  DEBARKING  STRANDING  Wet bins, drying, and blending  Forming, pressing, and finishing

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Thousands of annualized units  1,823  353  - 81%  610  Source: Federal Reserve, RBC Capital Markets  U.S. Single-Family Housing Starts

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Average of Household Formation and Change in Occupied Housing (In thousands)  A Key Driver for Housing Starts is Pent Up Demand for New Household Formation  Source: Federal Reserve, RBC Capital Markets

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Market Position OSB Mill Sites

# Parts and Consumables

- More than 70% of revenues from parts and consumables
- $150,000 to $200,000 annual revenues per installed ring strander
- Disposable knives replaced once or twice per day



Ring replaced every 8 to 10 years
Disposable Knife Holder
Replaceable Precision Wear Components
Disposable Knife

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* KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   REGIONAL PERFORMANCE

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   North America Bookings and Revenues  US$ (millions)

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Europe Bookings and Revenues  US$ (millions)

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   China Bookings and Revenues  US$ (millions)  $36.2

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   South America Bookings and Revenues  US$ (millions)

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Guidance for Continuing Operations  Q4 2013 GAAP diluted EPS of $0.47 to $0.49 Q4 2013 revenues of $86 to $88 millionFY 2013 GAAP diluted EPS of $2.02 to $2.04FY 2013 revenues of $336 to $338 million

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   FINANCIAL REVIEW  Thomas M. O’BrienExecutive Vice President & Chief Financial Officer

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Quarterly Gross Margins

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Quarterly SG&A

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   3Q12 to 3Q13 Diluted EPS from Continuing Operations

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Cash Flow  ($ Millions)  3Q13  3Q12  YTD3Q13  YTD3Q12  Income from Continuing Operations  $6.5  $7.7  $17.7  $21.4  Depreciation and Amortization  2.3  2.1  6.7  6.4  Stock-Based Compensation  1.2  1.3  3.8  3.6  Other Items  0.1  0.3  (2.4)  0.2  Change in Current Assets & Liabilities (excl. acquisitions)  2.5  1.8  4.9  (13.9)  Cash Provided by Continuing Operations  $12.6  $13.2  $30.7  $17.7

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Key Working Capital Metrics    3Q13  2Q13  3Q12  Days in Receivables  64  70  70  Days in Inventory  92  103  85  Days in Payables  46  56  42

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Working Capital and Cash Conversion Days    3Q13  2Q13  3Q12  Working Capital % LTM Revenues*  14.4%  15.1%  13.4%  Cash Conversion Days**  110 days  117 days  113 days  *Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation.** Based on days in receivables plus days in inventory less days in accounts payable.

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Cash and Debt  ($ Millions)  3Q13  2Q13  3Q12  Cash, cash equivalents, and restricted cash  $73.2  $64.5  $53.4  Debt  (14.5)  (16.0)  (11.9)  Net Cash  $58.7  $48.5  $41.5

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Leverage Ratio  * Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA. Under our new Credit Facility entered into on August 3, 2012 total debt is defined as debt less domestic cash of up to $25 million. For periods prior to 3Q12, total debt was not reduced for domestic cash.

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Questions & Answers  To ask a question, please call 877-703-6107 within the U.S. or +1-857-244-7306 outside the U.S. and reference 83375884. Please mute the audio on your computer.

 * KAI 3Q13 Business Review–November 5, 2013© 2013 Kadant Inc. All rights reserved.   Q3 2013 Key Take-Aways  Solid EPS performance Strong cash flowsPending acquisition of Carmanah Design and Manufacturing

 Third Quarter 2013 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO